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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   March 15, 2004
                                                -------------------


             J.P. Morgan Chase Commercial Mortgage Securities Corp.
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             (Exact name of registrant as specified in its charter)





        New York                      333-105805                13-3789046
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(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

               270 Park Avenue
              New York, New York                         10167
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   (Address of principal executive offices)            (Zip Code)



Registrant's telephone number, including area code  (212) 834-9280
                                                  --------------------------


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         (Former name or former address, if changed since last report.)


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Item 5.  Other Events.

         Attached as an exhibit are Collateral Term Sheets (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission on February 17, 1995, to the Public Securities Association) furnished to the Registrant by J.P. Morgan Securities Inc., CIBC World Markets Corp., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wachovia Capital Markets, LLC (collectively, the "Underwriters") in respect of the Registrant's proposed offering of Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C, Class D and Class E of the Commercial Mortgage Pass-Through Certificates, Series 2004-CIBC8 (the "Offered Certificates").

         The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-105805) (the "Registration Statement"). The Registrant hereby incorporates the Collateral Term Sheets by reference in the Registration Statement.

         The Collateral Term Sheets were prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of the Collateral Term Sheets.




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Item 7.  Financial Statements and Exhibits.

         (c)   Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                         Description

(99.1)                              Collateral Term Sheets prepared by J.P.
                                    Morgan Securities Inc., CIBC World Markets
                                    Corp., Merrill Lynch, Pierce, Fenner & Smith
                                    Incorporated and Wachovia Capital Markets,
                                    LLC in connection with J.P. Morgan Chase
                                    Commercial Mortgage Securities Corp.,
                                    Commercial Mortgage Pass-Through
                                    Certificates, Series 2004-CIBC8, Class A-1,
                                    Class A-2, Class A-3, Class A-4, Class B,
                                    Class C, Class D and Class E.





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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 15,  2004


                                                    J.P. MORGAN CHASE COMMERCIAL
                                                    MORTGAGE SECURITIES CORP.



                                                     By: /s/ Dennis G. Schuh
                                                         -----------------------
                                                         Name:  Dennis G. Schuh
                                                         Title: Vice President


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                                INDEX TO EXHIBITS



                                                                  Paper (P) or
Exhibit No.                Description                            Electronic (E)
-----------                -----------                            --------------

(99.1)                     Collateral Term Sheets prepared              E
                           by J.P. Morgan Securities Inc.,
                           CIBC World Markets Corp., Merrill
                           Lynch, Pierce, Fenner & Smith
                           Incorporated and Wachovia
                           Capital Markets, LLC in
                           connection with J.P. Morgan
                           Chase Commercial Mortgage
                           Securities Corp., Commercial
                           Mortgage Pass-Through
                           Certificates, Series 2004-CIBC8,
                           Class A-1, Class A-2, Class A-3,
                           Class A-4, Class B, Class C,
                           Class D and Class E.